UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 19, 2011
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Item 5.07(a)

The 2011 Annual Meeting of Shareholders of the Company was held on May 19, 2011 (the “Annual Meeting”).

Item 5.07(b)

At that Annual Meeting, shareholders of the Company approved or indicated their preference on the following matters submitted to them for consideration:

				Broker
Election of Class II Directors, Terms Expire in 2014	Votes For	Votes Against	Abstain	Non-Votes
Paul G. Boynton	58,405,155	298,013	80,307	12,687,462
Mark E. Gaumond	58,193,220	510,052	80,203	12,687,462
David W. Oskin	56,729,197	1,978,663	75,615	12,687,462

Advisory Vote on the Compensation of Our Named Executive Officers	54,850,245	3,097,746	835,484	12,687,462

Ratification of Auditors	70,703,170	668,233	99,534	—

Shareholder Proposal Asking the Board to Take the Steps Necessary to Eliminate its Classified Structure	49,415,246	9,118,025	250,204	12,687,462

	One Year	Two Year	Three Year	Abstain
Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers	48,779,592	317,300	8,936,094	750,489

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ JENNIFER H. BOTTERBUSCH
Jennifer H. Botterbusch
Vice President, Internal Audit

May 25, 2011

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